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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 14, 2000



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    333-43278                   13-3836437
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


      245 PARK AVENUE                                               10167
     NEW YORK, NEW YORK                                           (Zip Code)
   (Address of Principal
     Executive Offices)







       Registrant's telephone number, including area code: (212) 272-4095

                                    No Change
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) -- and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2000 and for the periods ending September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 -- which was filed with the Securities and Exchange Commission on November 13, 2000 -- are hereby incorporated by reference in (i) this Annual Report on Form 10-K; (ii) the registration statement (No. 333-43278) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         Consents

         In connection with the issuance of the ABFS Mortgage Loan Trust 2000-4, Mortgage Backed Notes, Series 2000-4 (the "Notes"), the registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.1.

         In connection with the issuance of the ABFS Mortgage Loan Trust 2000-4, Mortgage Backed Notes, Series 2000-4 (the "Notes"), the registrant is filing herewith the consent of BDO Seidman LLP ("BDO") to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of BDO Seidman LLP is attached hereto as Exhibit 23.1.2.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:




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                  Exhibit No.               Description
                  -----------               -----------

                  23.1.1                    Consent of KPMG LLP
                  23.1.2                    Consent of BDO Seidman LLP


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC.
                                          As Depositor and on behalf of ABFS
                                          Mortgage Loan Trust 2000-4
                                          Registrant


                                      By: /s/ Timothy J. Small
                                          --------------------------------------
                                          Name:  Timothy J. Small
                                          Title: Executive Vice President/
                                                 Assistant Secretary





Dated: December 14, 2000



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                                  EXHIBIT INDEX
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Exhibit No.       Description
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 23.1.1           Consent of KPMG LLP
 23.1.2           Consent of BDO Seidman LLP




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